                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 22, 2004

                              --------------------

                                WATER CHEF, INC.
               (Exact name of registrant as specified in charter)

   Delaware                         0-30544                     86-0515678
   --------                         -------                     ----------
(State or other jurisdiction        (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)

                   1007 Glen Cove Avenue, Glen Head, NY 11545
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (516) 656-0059
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

       Check the  appropriate  box below if the Form 8-K filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       |_| Written communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

       |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

       |_| Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

       |_| Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

       On September 22, 2004,  Water Chef, Inc. (the  "Company")  issued a press release, set forth as Exhibit 99.01 to this Current Report,  announcing that the
Company's  application  for  certification  and  consultative  status  with  the
International  Multiracial Shared Cultural  Organization has been granted.  As a consequence of this approval,  the Company has received  official United Nations certification  for its  proposals  to  deploy  its  PureSafe  Water  Station  in
Bangladesh and Honduras.

       For  additional  information,  reference  is  made to the  press  release attached hereto as Exhibit 99.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

       (a) Financial Statements of Businesses Acquired.

           Not Applicable

       (b) Pro Forma Financial Information.

           Not Applicable

       (c) Exhibits.

           99.01       Press Release dated September 22, 2004.

                                   SIGNATURES

       Pursuant to the requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        WATER CHEF, INC.
                                          (Registrant)

Date:  September 22, 2004
                                        By: /s/ David Conway
                                           -------------------------------------
                                           David Conway
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
99.01                                    Press Release dated September 22, 2004.